EXHIBIT 23.2

                                  EXHIBIT 23.2
               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration
Statement on Form S-8 of Winmax Trading Group, Inc. of our report dated May 2,
2002, relating to the financial statements of Winmax Trading Group, Inc. as of
December 31, 2001.

                                  /s/Stark Winter Schenkein & Co., LLP
                                  ------------------------------------
                                     Stark Winter Schenkein & Co., LLP
                                     Certified Public Accountants

December 4, 2002
Denver, Colorado